UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: July 18, 2006
Z-Axis Corporation
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	000-11284 (Commission File Number)	84-0910490 (I.R.S. Employer Identification No.)
5445 DTC Parkway, Suite 450
Greenwood Village, Colorado 80111
(Address of principal executive offices)
(303) 713-0200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On July 18, 2006, the Company entered into indemnification agreements with Messrs. Alan Treibitz, Steven H. Cohen, Marvin A. Davis, James E. Pacotti, Jr. and Mmes. Stephanie S. Kelso and Marilyn T. Heller, each of whom is a director or executive officer, or both, of Z-Axis Corporation (the “Company”). The indemnification agreements, a form of which is attached as Exhibit 10.3, provide that effective June 30, 2006, the indemnitees will be indemnified by the Company in their capacities as directors, officers and stockholders of the Company with respect to any threatened or actual proceeding as to which the indemnitee is party or threatened to be made a party, subject to specified exceptions, so long as there is not a finding by a court of competent jurisdiction that the indemnitee did not act in good faith (as such term in defined in the indemnification agreement). The indemnification agreement provides for the advancement of expenses to the indemnitee upon the receipt of a request for advancement and a statement of costs incurred, subject to an undertaking to repay such amounts if the expenses are later determined not to be indemnifiable by the Company.
In connection with the proposed disposition of the Company’s existing operations through the sale of Z-Axis LLC as described in the Form 8-K filed with the Securities and Exchange Commission on July 7, 2007, the Company notes that the indemnification agreements described above are contractual obligations which will be assigned to Z-Axis LLC prior to the closing of the sale of Z-Axis LLC. In this regard, Z-Axis LLC, the purchasing LLC and each of the indemnities have also agreed that the indemnification agreements will be specifically assigned to the LLC prior to its sale.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On July 18, 2006, the Company entered into indemnification agreements with each of its directors and executive officers. The indemnification agreements are described more fully under Item 1.01 in this Form 8-K and the form of indemnification agreement is incorporated by reference herein. In the event that the Company’s indemnification obligation matures in the future pursuant to the indemnification agreements with the Company’s directors and executive officers, such indemnification obligation may be construed as an obligation of the Company under Item 2.03 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.:	Description:
10.1	Form of Indemnification Agreement effective June 30, 2006, between the Company and each of Messrs. Alan Treibitz, Steven H. Cohen, Marvin A. Davis, James E. Pacotti, Jr. and Mmes. Stephanie S. Kelso and Marilyn T. Heller.
This Current Report and the exhibit furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the LLC sale and indemnification obligations of the Company to its directors and officers. The forward-looking statements contained herein involve risks and uncertainties that could cause actual events to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, those outlined in the joint proxy statement filed by the Company with the Securities and Exchange Commission on June 30, 2006. The Company does not undertake an obligation to update forward-looking statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Z-AXIS CORPORATION
By:	/s/ Stephanie S. Kelso
Stephanie S. Kelso
President

Date: July 21, 2006

EXHIBIT INDEX

Exhibit No.:	Description:
10.1	Form of Indemnification Agreement effective June 30, 2006, between the Company and each of Messrs. Alan Treibitz, Steven H. Cohen, Marvin A. Davis, James E. Pacotti, Jr. and Mmes. Stephanie S. Kelso and Marilyn T. Heller.